Exhibit 99.3
GEOEYE, INC.
2006 OMNIBUS AND PERFORMANCE INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT
GRANT NOTICE
     Unless otherwise defined herein, the terms defined in the 2006 Omnibus and Performance Incentive Plan of GeoEye, Inc., as amended from time to time (the “Plan”), shall have the same defined meanings in this Restricted Stock Unit Agreement, which includes the terms in this Grant Notice (the “Grant Notice”) and Appendix A attached hereto (collectively the “Agreement”).
     You have been granted Restricted Stock Units (the “RSUs”), subject to the terms and conditions of the Plan and this Agreement.

Participant:

Grant Date:

Target Number of RSUs:

Type of Shares Issuable:	Common Stock

Vesting Schedule:	This RSUs will vest in accordance with the vesting schedule set forth in Appendix A.
     Your signature below indicates your agreement and understanding that the RSUs are subject to all of the terms and conditions contained in this Agreement, including the Grant Notice and Appendix A, and the Plan. ACCORDINGLY, PLEASE BE SURE TO READ ALL OF APPENDIX A, WHICH CONTAINS THE SPECIFIC TERMS AND CONDITIONS OF THE RSUS.

GEOEYE, INC.:		PARTICIPANT:

By:		By:

Print Name:	Matthew M. O’Connell	Print Name:
Title:	President and CEO
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APPENDIX A
TO THE RESTRICTED STOCK UNIT AGREEMENT
     Pursuant to this Agreement and the Plan, the Company has awarded to the Participant the number of RSUs set forth in the Grant Notice.
ARTICLE I.
GENERAL
     1.1 Definitions. All capitalized terms used in this Agreement without definition shall have the meanings ascribed in the Plan.
     1.2 Incorporation of Terms. The RSUs and the shares of Common Stock issued to the Participant upon vesting (“Shares”) are subject to the terms and conditions of the Plan which is incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.
ARTICLE II.
AWARD OF RESTRICTED STOCK UNITS
     2.1 Award of RSUs. As set forth in the Grant Notice, the Company has granted the Participant RSUs. Each RSU represents the right to receive one Share. However, unless and until the RSUs have vested, the Participant will have no right to the payment of any Shares subject thereto. Prior to the actual payment of any Shares, such RSUs will represent an unsecured obligation of the Company, payable only from the general assets of the Company.
     2.2 Vesting of RSUs.
          (a) Subject to the Participant remaining an Employee through the third anniversary of the Grant Date (the “Vesting Date”), and subject to the terms of this Agreement, the Participant shall be entitled to an amount of vested RSUs as of the Vesting Date equal to (i) the target number of RSUs as set forth in the Grant Notice (the “Target RSUs”), multiplied by (ii) the Applicable Vesting Percentage. For purposes of this Agreement:
               (i) “Applicable Vesting Percentage” shall mean a percentage between 20% and 200% determined based on Return on Assets being between 60% and 150% of Target Return on Assets as of the Vesting Date, such that the Applicable Vesting Percentage shall be 20% if Return on Assets is equal to 60% of Target Return on Assets as of the Vesting Date, and the Applicable Vesting Percentage shall increase by 2% for each 1% increase in the percentage that Return on Assets is to Target Return on Assets, such that the Applicable Percentage shall increase up to 200% if Return on Assets is equal to or greater than 150% of Target Return on Assets as of the Vesting Date. Failure of Return on Assets to be at least 60% of Target Return on Assets as of the Vesting Date will result in the Applicable Vesting Percentage being 0%, and in no event shall the Applicable Vesting Percentage exceed 200%.
               (ii) “Return on Assets” shall mean the quotient obtained by dividing (x) the Company’s and its Subsidiaries’ consolidated operating cash flow as set forth in the Form 10-K filed by the Company with the Securities and Exchange Commission for the most recently completed fiscal year prior to the Vesting Date (the “Form 10-K”), less NGA pre-payments on Nextview and less capitalized development budget overruns, by (y) the total assets of the Company and its Subsidiaries as set forth in the Form 10-K, calculated on a weighted average for each quarter.
               (iii) “Target Return on Assets” shall mean [     ]%.
          (b) Committee Determination of Targets. The Committee shall make the determination as to the Applicable Vesting Percentage, Return on Assets and Target Return on Assets, and shall determine the extent, if any, to which the RSUs have become vested, on any such date as the Committee in its sole discretion shall determine.
          (c) Change of Control Vesting. Notwithstanding anything to the contrary set forth in this Agreement, pursuant to Section 10 of the Plan, each RSU shall become fully vested in the event of a Change of Control in connection with which the successor corporation does not assume the RSU or substitute an equivalent right for the RSU. Should the successor corporation assume the RSU or substitute an equivalent right therefor, then no such acceleration shall apply; provided, however, that such assumed RSU or substitute right may become vested and exercisable pursuant to the foregoing vesting schedule and the terms of the GeoEye, Inc. Key Employee Change in Control Severance Plan, to the extent applicable.
          (d) No Vesting of RSUs. In the event the Participant incurs a Termination of Employment, except as set forth in the GeoEye, Inc. Key Employee Change in Control Severance Plan, as applicable, the Participant’s right to vest in the RSUs and to receive the Shares related thereto will terminate effective as of the date of such Termination of Employment and the Participant will have no further rights to such RSUs or the related Shares. For purposes of this Agreement, “Termination of Employment” shall mean the time when the engagement of the Participant as an Employee is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from discharge for cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment.
     2.3 Issuance of Shares.
          (a) No Shares shall be issued to the Participant prior to the date on which the RSUs vest. After any RSUs vest and subject to the terms of this Agreement, the Company shall promptly cause to be issued (either in book-entry form or otherwise) to the Participant, Shares with respect to such vested RSUs. No fractional Shares shall be issued under this Agreement. Notwithstanding the foregoing, in the event the RSUs are eligible to vest pursuant to the GeoEye, Inc. Key Employee Change in Control Severance Plan, the shares that vest as a result of the GeoEye, Inc. Key Employee Change in Control Severance Plan shall be issued to the Participant promptly following the Vesting Date.
          (b) No Shares shall be issued to the Participant during the six-month period following the Participant’s Termination of Employment unless the Company determines, in its good faith judgment, that issuing such Shares at the time or times indicated in this section would not cause the Participant to incur an additional tax under Section 409A of the Code (in which case such Shares shall be issued at the time or times indicated in this section). If the issuance of any Shares is delayed as a result of the previous sentence, on or as soon as reasonably practicable following the first day following the end of such six-month period, the Company will issue to the Participant the Shares that would have otherwise been previously issued to the Participant during such six-month period under this Agreement (as such Shares may have been adjusted pursuant to the terms of the Plan).

     2.4 Escrow. The Secretary of the Company or such other escrow holder as the Committee may appoint may retain physical custody of the certificates representing the Shares until all of the restrictions lapse or shall have been removed.
     2.5 Tax Withholding; Conditions to Issuance of Certificates. Notwithstanding any other provision of this Agreement (including without limitation Section 2.3):
          (a) The Participant is ultimately liable and responsible for all taxes owed in connection with the RSUs, regardless of any action the Company or any of its Subsidiaries takes with respect to any tax withholding obligations that arise in connection with the RSUs. Neither the Company nor any of its Subsidiaries makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding or vesting of the RSUs or the subsequent sale of Shares. The Company and its Subsidiaries do not commit and are under no obligation to structure the RSUs to reduce or eliminate the Participant’s tax liability.
          (b) Prior to any tax withholding becoming due, the Participant must make arrangements satisfactory to the Committee to satisfy such withholding and must satisfy such tax withholdings when due. To the extent permitted by the Committee, the Company (or the employing Subsidiary) will withhold a portion of the Shares issuable from the RSUs that have an aggregate Fair Market Value sufficient to pay the minimum federal, state and local income, employment and any other applicable taxes required to be withheld by the Company or the employing Subsidiary with respect to the RSUs and the Shares issued therefrom. Notwithstanding any contrary provision of this Agreement, no Shares will be issued unless and until satisfactory arrangements (as determined by the Committee) will have been made by the Participant with respect to the payment of any income and other taxes which the Company determines must be withheld or collected with respect to such RSUs and the Shares issued therefrom. In addition and to the maximum extent permitted by law, the Company (or the employing Subsidiary) has the right to retain without notice from salary or other amounts payable to the Participant, cash having a value sufficient to satisfy any tax withholding obligations that cannot be satisfied by the withholding of otherwise deliverable Shares.
          (c) The Company shall not be required to issue or deliver any certificate or certificates for any Shares prior to the fulfillment of all of the following conditions: (A) the admission of the Shares to listing on all stock exchanges on which such Shares are then listed, (B) the completion of any registration or other qualification of the Shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or other governmental regulatory body, which the Committee shall, in its sole and absolute discretion, deem necessary and advisable, (C) the obtaining of any approval or other clearance from any state or federal governmental agency that the Committee shall, in its absolute discretion, determine to be necessary or advisable and (D) the lapse of any such reasonable period of time following the date the restrictions lapse or are removed as the Committee may from time to time establish for reasons of administrative convenience.
     2.6 Rights as Stockholder. Neither the Participant nor any person claiming under or through the Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued and recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (including through electronic delivery to a brokerage account). Except as otherwise provided herein, after such issuance, recordation and delivery, the Participant will have all the rights of a stockholder of the Company with respect to the receipt of dividends and distributions on such Shares.

ARTICLE III.
OTHER PROVISIONS
     3.1 Administration. The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan and this Agreement as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith will be final and binding upon the Participant, the Company and all other interested persons. No member of the Committee will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.
     3.2 RSUs Not Transferable. The RSUs may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until the Shares underlying the RSUs have been issued, and all restrictions applicable to such Shares have lapsed. No RSUs or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.
     3.3 Adjustments. The Participant acknowledges that the RSUs and the Shares subject to the RSUs are subject to modification and termination in certain events as provided in this Agreement and Section 17 of the Plan.
     3.4 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the address given beneath the signature of the Company’s authorized officer on the Grant Notice, and any notice to be given to Participant shall be addressed to Participant at the address given beneath Participant’s signature on the Grant Notice. By a notice given pursuant to this Section 3.4, either party may hereafter designate a different address for notices to be given to that party. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.
     3.5 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
     3.6 Governing Law. The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.
     3.7 Conformity to Securities Laws. The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934 (the “Exchange Act”), as amended, and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the RSUs are granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     3.8 Amendment, Suspension and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee or the Board, provided, that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely effect the RSUs in any material way without the prior written consent of the Participant.
     3.9 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon the Participant and his heirs, executors, administrators, successors and assigns.
     3.10 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the RSUs and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
     3.11 Not a Contract of Employment. Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue to serve as an employee or other service provider of the Company or any of its Subsidiaries.
     3.12 Entire Agreement. This Agreement, subject to the terms and conditions of the Plan and the GeoEye, Inc. Key Employee Change in Control Severance Plan, as applicable, represents the entire agreement between the parties with respect to the RSUs.
     3.13 Section 409A. Notwithstanding any other provision of the Plan, this Agreement or the Grant Notice, the Plan, this Agreement and the Grant Notice shall be interpreted in accordance with, and incorporate the terms and conditions required by, Section 409A of the U.S. Internal Revenue Code of 1986, as amended (together with any Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date hereof, “Section 409A”). The Committee may, in its discretion, adopt such amendments to the Plan, this Agreement or the Grant Notice or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Committee determines are necessary or appropriate to comply with the requirements of Section 409A.
     3.14 Agreement Severable. In the event that any provision of this Agreement is held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceablity will not be construed to have any effect on, the remaining provisions of this Agreement.
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